Exhibit 10.6

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (“Agreement”) is effective as of the 15th day of July, 2009, by and between Skinny Nutritional Corporation, a Nevada corporation (“Supplier”), and Canada Dry Bottling Company of New York, a New York limited partnership (“Distributor”).

WHEREAS, Supplier is the owner or exclusive U.S. licensee, with authority to sublicense, of the trademarks listed on Exhibit A hereto, and all service marks, designs, logos, trade names, advertising, commercial symbols and slogans used in connection with Products (as defined below) (collectively or separately, the “Trademarks”) for non-alcoholic beverages; and

WHEREAS, Supplier is engaged in the business of, among other things, manufacturing, selling and distributing beverages bearing one or more of the Trademarks (“Products”) in various product forms as set forth on Exhibit B hereto  and such other forms as the parties may agree in writing from time to time; and

WHEREAS, Distributor is engaged in the business of manufacturing, selling and distributing beverages; and

WHEREAS, Supplier and Distributor hereby propose that Supplier license the Trademarks to Distributor and sell the Products to Distributor for sale and distribution in the territory specified below; and

NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, Supplier and Distributor agree as follows:

1.	Appointment.

a.	Subject to the express provisions of this Agreement, Supplier hereby grants to Distributor the exclusive right to sell and distribute Products within the Territory, as defined below.

b.
Supplier shall offer to Distributor the exclusive right to sell and distribute in the Territory pursuant to the terms and conditions of this Agreement, all new or additional beverages manufactured, distributed, owned or licensed by Supplier that Supplier wishes to introduce in the Territory. If Distributor accepts such offer, then such new or additional products shall be added as Products under this Agreement and shall be subject to the terms hereof. In the event Distributor declines such offer or fails to respond to such offer within [***] days thereof, then:

(i)
if the new or additional product is in a new category different from the category of any Product previously distributed by Distributor and with a [***] that is distinct from and not confusingly similar to the  [***]of any Product previously distributed by Distributor, Supplier shall have the right to sell or distribute such new or additional products in the Territory directly or through third parties; and

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(ii)
if the new or additional product is a new or additional [***] of an existing category of Product previously distributed by Distributor, then Supplier shall [***] such new or additional products in the Territory directly or through third parties.

For purposes of this Agreement, the term “category” shall mean a product or line of products [***], such as, without limitation, the initial category [***] (including within such category [***]) and other categories including but not limited to [***].

2.	Supplier’s Obligations.

a.
Supplier hereby licenses the Trademarks and other Intellectual Property (as defined in Paragraph 2.f.ii) to Distributor for use on and in connection with the advertising, promotion, sale and distribution of the Products.  Supplier shall have the right to use Distributor's name and logo on Supplier’s website for the purpose of identifying Distributor as a distributor.

b.
Supplier shall fill promptly all orders from Distributor for Products and for other items to be provided by Supplier hereunder. Supplier’s prices and terms of sale to Distributor for the Products shall be [***]. Supplier’s prices to Distributor (net of all discounts, allowances, rebates and promotional support payments provided to Distributor by Supplier) shall reflect [***] to any permitted [***] in the Territory (net of all discounts, allowances, rebates and promotional support payments provided to such customer by Supplier), to reflect the distribution and other services performed by Distributor. Supplier shall not [***] for any item on less than [***]  days’ advance written notice.  The initial price for the Products shall be [***] per 12 pack case.

c.
Supplier shall set aside an exclusive area described in the schedule attached hereto as Exhibit “C” (the “Territory”) in which no person other than Distributor will distribute, sell or promote Products. Supplier shall not suffer or permit in the Territory any other distributor or licensee of the Trademarks with respect to Products and shall not itself sell, nor suffer or permit any others to sell, Products for resale or use in the Territory, nor shall Supplier sell any Products to any person that Supplier knows or has reason to know is likely directly or indirectly to resell the Products in the Territory. Supplier is developing a transshipment policy in consultation with Distributor for the purpose of discouraging transshipment into the Territory and redressing the economic impact of transshipping on the affected distributors. The parties will negotiate in good faith to finalize such a policy within ninety (90) days of execution of this Agreement.

Notwithstanding the foregoing:

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(i)           Supplier may continue to sell Products directly to outlets in the Territory of any account that will not accept a DSD System for any beverages; provided that the Supplier shall use reasonable efforts to persuade such account to purchase the Products on a DSD basis from Distributor;

(ii)           To the extent that any account with multiple outlets in the Territory does not [***]of any beverages to its outlets and purchases beverages only through a [***] that services only outlets of such customer (an “Alternately Serviced Account”), and if such [***] purchases all beverages [***]thereof and not from any [***] of such beverages, then the Supplier may sell Products for such customer [***], provided that Supplier ensures that no such Products sold through [***] are resold to any other customer with outlets in the Territory; and

(iii)           Supplier may continue to sell Products directly to the [***] for resale at [***] in the Territory and directly to [***], provided that after [***], Supplier’s prices to Distributor shall reflect the [***] provided for in Section 2.b. above.

If Supplier sells Products pursuant to clauses (i), (ii) and/or (iii) above, Supplier shall pay Distributor quarterly an “Invasion Fee” for each case of Product sold by Supplier during the previous quarterly period for resale in the Territory equal to [***] for such Product.  Each such payment shall be accompanied by a detailed accounting showing the calculations of the amount due, including the quarterly sales to such customer on a store-by-store basis.

Supplier shall not make sales pursuant to clauses (i), (ii) ) and/or (iii) above without first ensuring that the customer will provide Supplier with all information necessary to calculate the Invasion Fee, including the number of cases of each Product SKU purchased by such customer in each quarter for resale in each outlet of such customer within the Territory.  For sales of Products to [***], to the extent that Supplier is unable to obtain from [***]  the number of cases of each Product sold to [***] for resale in the Territory, the number of cases of Products sold by Supplier to [***] for resale in the Territory during any period shall be determined by multiplying the total number of cases of the Product sold by Supplier directly to [***], as the case may be, during the period concerned, by a fraction, the numerator of which shall be the [***] in the Territory and the denominator of which shall be the [***] within the [***] or within the [***], as the case may be.

d.	Supplier shall create and make available to Distributor advertising and promotion materials for Products of a form, in amounts and upon terms reasonably established by Supplier.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

e.
Supplier shall promptly pay or credit to Distributor’s account, when due, not less frequently than monthly, all credits, discounts, allowances, incentive payments, bill backs or other reimbursements due Distributor pursuant to any program to which the parties may agree.  Supplier and Distributor will meet and agree (i) on an annual basis on a projected [***] and (ii) on a quarterly basis on a projected [***], and will [***] accordingly.  In the event that Supplier and Distributor cannot agree on the projected average [***] for any year, the amount applicable to the prior year shall be used for such year. . In the event that Supplier and Distributor cannot agree on the projected [***] for any quarter, the amount applicable to the then current year shall be used for such quarter. Each quarter, authorized representatives of both parties will meet to determine final reconciliation of the agreed upon discounts and allowances.

f.	Supplier represents and warrants that:

(i)
the Products (A) shall be pure and wholesome, fit for human consumption, merchantable and free from all defects, (B) shall, in all instances, comply with all applicable Federal, state or local laws and regulations, in all respects, including without limitation, beverage quality, labeling, identity, quantity, packaging, and returnable container or deposit requirements; (C) shall not be adulterated and misbranded within the meaning of those terms under the Federal Food, Drug and Cosmetic Act, as amended, and shall not be an article or articles which  may not, under the provisions, of said Act, be introduced into interstate commerce; (D) shall not be adulterated or misbranded within the meaning of the Federal Insecticide, Fungicide, and Rodenticide Act, the Federal Hazardous Substances Act, or any applicable state pure foods act or any other applicable Federal, state, or local law or regulation; and (E) when delivered to Distributor, shall have a remaining shelf life of not less than five (5) months, the expiration of which shall be clearly marked on the outside of all cartons and pallets.

(ii)
it is the owner or exclusive U.S. licensee of the Trademarks and all other intellectual property used in the packaging, labels, marketing and promotional materials designed or prepared by Supplier for the Products (collectively, including the Trademarks, the “Intellectual Property”), that it has the right to license the Intellectual Property to Distributor throughout the term of this Agreement, and that Distributor’s use of the Intellectual Property will not infringe or violate the rights of any third party; and

(iii)
it is free to enter into this Agreement and is not under any obligation, written or otherwise, to any other party which would prevent Supplier from complying with all the terms and conditions of this Agreement.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

g.
Supplier shall replace all Products that, at the time and place of delivery, do not meet the requirements of Section 2.f.(i) above, at Supplier’s expense, including [***] shall be allowed in the amount of Distributor’s laid-in cost, at Distributor’s option.  Supplier shall also [***] for all of Distributor’s [***] as a consequence of such Products [***] above (including but not limited to Products in the hands of Distributor or of the retail trade that have [***] if such Products did not conform to the requirements of [***]) or as a consequence of any other fault of Supplier, and the [***], at Supplier’s option. The foregoing shall not be construed to entitle Distributor to recover lost profits or other consequential damages resulting from the failure of Products to conform to the requirements of Section 2.f.(i) other than as expressly set forth above.

h.
Supplier shall materially comply with all laws, rules, regulations, requirements, orders and ordinances now in effect or which may hereafter be enacted or promulgated applicable to its operations or obligations under this Agreement.

3.	Distributor’s Obligations.

a.
Distributor shall pay Supplier for Product and any other items sold by Supplier to Distributor in accordance with the prices and terms of sale set forth in this Agreement or otherwise agreed to in writing by Supplier and Distributor.  All payments shall be due within thirty (30) days of delivery of such Products and items to Distributor.

b.
Distributor shall materially comply with all laws, rules, regulations, requirements, orders and ordinances now in effect or which may hereafter be enacted or promulgated applicable to its operations or obligations under this Agreement.

c.
Distributor shall use reasonable efforts to promote the sale of Product in the Territory and to maintain a business organization and equipment necessary to function properly in the manufacture, sale and distribution of Product. Distributor may engage such subdistributors, agents or other third parties to assist it in the performance of this Agreement as Distributor deems appropriate.

d.
Distributor shall not sell or distribute Product outside the Territory or sell the Product to any person that Distributor knows or has reason to believe is likely to resell the Products outside the Territory. Supplier shall include in all distribution agreements entered into hereafter, and use diligent efforts to add to all existing distribution agreements, a provision identical in substance to this section 3.d. in all its bottling and distribution agreements with all distributors with territory within 1,000 miles of the Territory.

e.
Distributor and Supplier shall jointly prepare and execute a reasonable Annual Marketing Plan for the Products for each marketing year, including participation in such marketing programs as the parties shall agree.  For the first year of the term hereof, the Annual Marketing Plan is as set forth on Exhibit “D.”  If Distributor and Supplier are unable to agree on an Annual Marketing Plan for any subsequent year, the previously applicable Annual Marketing Plan shall govern until agreement is reached.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

f.
Supplier shall cover [***]% of any and all slotting fees, subject to Supplier’s approval.  Supplier agrees to commit not less than $[***]in slotting fees in the Territory during [***].  Supplier agrees to [***] to ensure payment of [***] to [***] by Supplier to a chain customer.  Supplier and Distributor shall agree upon Supplier’s commitment for slotting fees for each subsequent seven-year renewal term.

g.
Distributor shall maintain and submit to Supplier at reasonable intervals sales, marketing and similar reports relating to Product in a mutually agreed form; provided that Distributor shall not be required to provide any customer-level or account-level information.  Distributor shall maintain and submit to Supplier reports on chain sales, aggregated by chain but without [***] data, on a [***] basis.

h.
Except as otherwise provided in this Agreement, Distributor shall not sell, transfer, convey, assign, or otherwise dispose of all or any part of its interest in this Agreement without the prior written consent of Supplier, provided that such consent is not unreasonably withheld; and provided further that no consent shall be required for any transfer so long as the majority of the outstanding voting shares or other form of voting ownership of the entity holding Distributor’s rights and obligations under this Agreement is held by:  Harold Honickman, Jeffrey Honickman or any spouse or other members of the immediate family or lineal descendants of any of them (“Family Members”); or any trusts for the benefit of any Family Members of any of them; or any corporation or other business entity controlled by Harold Honickman, Jeffrey Honickman, Family Members or such trusts. It shall be presumptively unreasonable for Supplier to withhold its consent to any transfer of Distributor’s rights under this Agreement to any transferee that has, or the senior management of which has, at least [***] in the beverage industry and [***] of at least [***] during the [***]period immediately preceding the month in which Distributor notifies Supplier of the identity of the proposed transferee.

i.
Distributor warrants and represents to Supplier that it is free to enter into this Agreement and is not under any obligation, written or otherwise, to any other party which would prevent Distributor from complying with all the terms and conditions of this Agreement.

4.	Trademarks.

a.
Distributor shall notify Supplier promptly upon discovery of any use of any mark, trade name or trademark similar to any of the Trademarks.  Supplier shall not be required to take any action with respect to any infringement, but Distributor shall join with Supplier, when requested by Supplier, in any proceeding or litigation or other action for the protection of the Trademarks and the goodwill associated therewith.  All costs and expenses of such litigation or action shall be borne by Supplier.

b.
If Supplier does not take legal action against an infringement, Distributor may do so in its own name and/or that of Supplier, provided that Distributor bears all costs and expenses of such action.  In that event, Distributor shall be entitled to any and all proceeds of such action.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

c.	Nothing contained in this Agreement shall be construed to vest in Distributor any right, title or interest in or to any of the Trademarks other than the rights and license expressly granted herein.

5.	Indemnification and Insurance.

a.
Distributor shall indemnify and save harmless Supplier from and against all losses, claims, damages or other costs of any nature or kind whatsoever arising directly or indirectly out of or relating to any allegation of:  (i) the breach of any warranty, representation or agreement made by Distributor in this Agreement; (ii) the negligence or intentional misconduct, misfeasance or nonfeasance of Distributor, its officers, employees, agents, servants or contractors; (iii) any quality or condition of or inherent defect introduced into the Products as a consequence of the improper storage, handling, warehousing, distribution or sale by Distributor of Products; (iv) any wrongful, false or misleading claim, advertising or representation by Distributor or by any agent or representative of Distributor regarding the Products that are not endorsed by Supplier; or (v) the conduct of Distributor’s business (including the use of promotional materials and packaging not designed, manufactured or approved by the Supplier). Such indemnity shall include, but not be limited to, reasonable expenses, attorneys’ fees, court costs and other expenses of investigation, litigation and settlement of any such claim. Supplier shall provide Distributor prompt written notice of receipt of any such claim and shall not settle any such claim without the prior knowledge and written consent of Distributor, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, upon written notice to Supplier that Distributor has assumed the defense of any legal action or proceeding, Distributor shall not be liable to Supplier for any legal or other expenses subsequently incurred by Supplier in connection with the defense thereof, except in the event of a conflict of interest or other matter that prevents counsel for Distributor from fully and zealously representing the interests of both Supplier and Distributor.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

b.
Supplier shall indemnify and save harmless Distributor from and against all losses, claims, damages or other costs of any nature or kind whatsoever arising directly or indirectly out of or relating to any allegation of: (i) the breach of any warranty, representation or agreement made by Supplier in this Agreement; (ii) Distributor’s use of the Intellectual Property in the Territory in accordance with the terms of this Agreement; (iii) the negligence or intentional misconduct, misfeasance or nonfeasance of Supplier, its officers, employees, agents, servants or contractors; (iv) any quality or condition of or inherent defect in the Products supplied by Supplier, including but not limited to any imperfection, contamination or substandard quality, production, packaging, processing, storage, handling or transportation or other condition relating to the Products at or before the time they were received by Distributor; (v) any wrongful, false or misleading claim, advertising or representation by Supplier or by any agent or representative of Supplier regarding the Products (other than one subject to indemnification by Distributor pursuant to Section 5.a.(iv) above); (vi) any third party that such person or entity has any right, claim or color of right granted or allowed by Supplier to purchase, sell, market or distribute Products in the Territory; or (vii) the conduct of Supplier’s business (including the promotional materials and packaging designed, manufactured or approved by the Supplier).  Such indemnity shall include, but not be limited to, reasonable expenses, attorneys’ fees, court costs and other expenses of investigation, litigation and settlement of any such claim. Distributor shall provide Supplier prompt written notice of receipt of any such claim and shall not settle any such claim without the prior knowledge and written consent of Supplier, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, upon written notice to Distributor that Supplier has assumed the defense of any legal action or proceeding, Supplier shall not be liable to Distributor for any legal or other expenses subsequently incurred by Distributor in connection with the defense thereof, except in the event of a conflict of interest or other matter that prevents counsel for Supplier from fully and zealously representing the interests of both Supplier and Distributor.

c.	Notwithstanding the foregoing, to the extent that any claim that would otherwise be subject to indemnification pursuant to Paragraph 5.a. is traceable in whole or in part to

i.	any ingredient supplied by Supplier;

ii.	any act or failure required or approved by Supplier; and/or

iii.	any matter subject to indemnification by Supplier under Paragraph 5.b.;

then Supplier shall pay the percentage of all costs, fees, damages, judgments and decrees allocable to such ingredient, act, failure or matter, and Distributor shall pay only for the percentage of the costs, fees, damages, judgments and/or decrees allocable to Distributor’s own acts or failure to act.

d.
During the term of this Agreement, each party shall secure, pay for and maintain in full force and effect comprehensive general liability insurance (including contractual liability and with product liability coverage respecting the Products) in an amount of not less than [***] in the aggregate and [***]per occurrence.  Such insurance maintained by each party shall name the other party as additional insured.  Each party shall furnish to the other annually a certificate confirming such coverage.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

6.	Termination.

a.
Supplier may terminate this Agreement if Distributor does not correct, as provided in this Paragraph 6.b., any material failure, other than a failure resulting from events of Force Majeure (as defined in Paragraph 9), to fulfill any of its obligations hereunder after receiving written notice from Supplier identifying the alleged failure with specificity and stating that Supplier intends to terminate this Agreement if such failure is not timely corrected.  Distributor shall have [***] days after receipt of such notice to effect a cure of any default, provided, however, that if any such default cannot reasonably be cured within [***]  days, Distributor shall be deemed to have timely cured the default if it commences to cure the default within such [***] day period and diligently proceeds thereafter to complete the cure within the period in which such cure can reasonably be completed; and provided further that if a default is of a nature that cannot reasonably be cured, Distributor shall be deemed to have cured such default if it [***] of the same type of default.  Upon a failure by Distributor to cure a material default as provided in the preceding sentence, Supplier may terminate this Agreement by not less than [***]  days’ written notice given within [***] days after expiration of the period for cure.

b.	In addition to any other grounds for termination set forth herein, this Agreement may also be terminated by Supplier in the event of:

i.
The discontinuance of service by Distributor to active customers for the Products for a period of more than thirty days, excluding delays caused directly or indirectly by Force Majeure (as defined in Paragraph 9 below); or

ii.
Any insolvency of Distributor or any assignment by Distributor for the benefit of creditors; or the filing of a voluntary bankruptcy or reorganization petition by Distributor or the failure of Distributor to vacate an involuntary bankruptcy or reorganization petition filed against Distributor within sixty (60) days after the date of such filing, or the failure of Distributor to vacate the appointment of a receiver or trustee for the Distributor or any interest in the Distributor’s business within sixty (60) days after such appointment.

c.	Distributor may terminate this Agreement at any time by giving Supplier at least [***] days prior written notice.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

d.
Upon termination of this Agreement for any reason, Distributor shall discontinue the use of the Trademarks in Distributor’s trade name, or in connection with advertising, sales and promotion materials, or otherwise, promptly after the disposition of its remaining inventory of Products.  On or before the termination date, Distributor shall promptly provide Supplier with a detailed written inventory setting forth all Products and point-of-sale materials owned by and in the possession of Distributor which bear the Trademarks.  Distributor shall then make available to Supplier at Distributor’s warehouse or other facility, for the inspection by Supplier, all such Products and other materials.  Following Supplier’s receipt of such written inventory from Distributor and after a reasonable period of time within which Supplier may inspect such inventory, Supplier will itself promptly purchase or cause a third party to promptly purchase and take title to and possession of all such inventory and materials that are in good and merchantable condition, have a remaining shelf life that meets or exceeds industry standards, and are not otherwise obsolete or unusable.  The price to be paid by Supplier shall be the purchase price paid for such inventory and materials, plus other costs incurred by Distributor reasonably related to the acquisition and receipt of such inventory and materials, such as freight and insurance charges and any excise taxes, so as to arrive at Distributor’s laid-in cost of all such inventory and materials.  Notwithstanding the foregoing, visi-coolers, venders and other cold equipment bearing Trademarks shall be retained by and remain the property of Distributor, but Distributor shall promptly remove such Trademarks from all such equipment.

In the event Supplier elects not to renew this Agreement at the end of the initial term or any renewal term, as provided in Paragraph 10.g below, and Distributor is not otherwise in breach of this Agreement with the time to cure such breach having expired, the parties stipulate and agree that Supplier shall pay Distributor, prior to the effective date of expiration, as full compensation for any damages suffered by Distributor by reason of such non-renewal or expiration, an amount equal to [***] the product of:

(i) the Gross Profit Per Case earned by Distributor on the sale of Products during the [***] (the “Calculation Period”); multiplied by

(ii) the sum of :

(a) the [***] plus

(b) [***] with respect to which an [***] was payable pursuant to [***] above.

For purposes of this Agreement, “Gross Profit Per Case” during the Calculation Period shall mean:

(i) Distributor’s [***] during the Calculation Period, [***] to Distributor from Supplier in the Calculation Period, [***] to Distributor from Supplier for such Products; divided by

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

(ii) the [***] by Distributor during the Calculation Period.

By way of example, and not of limitation, if during the Calculation Period Distributor sold [***] and its sales of those Products, [***] by Supplier to Distributor during the Calculation Period totaled [***], and the [***] during the Calculation Period was [***], then the Gross Profit per Case would be $[***].

The amount to be paid to Distributor pursuant to this Section 6.d. shall be [***], proportionately, with due account taken of the [***], for any period of time that Supplier is [***] or otherwise [***] of the Products to Distributor.

7.	Notices.

For purposes of this Agreement, all notices to the Supplier shall be addressed as follows:

Skinny Nutritional Corporation
3 Bala Plaza East
Suite 101
Bala Cynwyd, PA 19004
Attn: President

With a copy to:

Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attn: William R. Sasso, Esquire

For purposes of this Agreement, all notices to Distributor shall be addressed as follows:

William W. Wilson
Pepsi-Cola Bottling Company of New York, Inc.
50-35 56th Road
Maspeth, New York  11378

with a copy to:

Jeffrey Honickman
Pepsi-Cola and National Brand Beverages, Ltd.
8275 Route 130
Pennsauken, NY 08110

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

and with a copy to:

Andre R. Jaglom, Esq.
Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, NY  10022
FAX:  (212) 371-1084

All notices pursuant to the terms of this Agreement shall be given by hand delivery to the party, by overnight commercial courier service providing a receipt for delivery, or by registered, certified or express United States mail, postage prepaid, return receipt requested, and shall be effective upon receipt.

8.	Recalls.

a.	If

(i)	any government agency recommends or requires the recall of any Products or packaging; or

(ii)	either Supplier or Distributor reasonably determines that any Products or packaging should be recalled or should be withdrawn from distribution and sale;

based upon a determination that such Products or packaging are not fit for human consumption, are contaminated, constitute a health hazard, are of substandard quality or are otherwise not in a saleable condition, then Supplier and Distributor shall coordinate the immediate cessation of sale and distribution and/or the recall or withdrawal as necessary of all such Products or packaging from the Territory. If necessary or advisable, Distributor and Supplier shall cooperate to recall and/or reacquire the applicable Products or packaging from any purchaser thereof.

b.
If the problem at issue was not caused by Distributor, then Supplier shall pay the costs and expenses associated with any such recall, and Supplier shall indemnify Distributor for (i) its laid-in cost of all unsold recalled Products and packaging and the cost of returning such Products and packaging to Supplier or destroying them, as Supplier may elect; and (ii) its reasonable costs and expenses associated with such recall, which costs may include but are not limited to credits, refunds, or other payments by Distributor to its customers in connection therewith.  For purposes of this Agreement, “laid-in cost” shall include the invoice cost, insurance and freight for packaging and Products purchased in finished form by Distributor.

c.
If the problem at issue was caused by Distributor, then Distributor shall pay the costs and expenses associated with any such recall, and Distributor shall indemnify Supplier for its reasonable costs and expenses associated with such recall.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

9.	Force Majeure.

Neither party shall have any liability to the other for any failure to perform its obligations under this Agreement by reason of events beyond its reasonable control, including but not limited to strikes, lockouts, labor disputes, floods, fires, war, terrorist acts or threats, hurricane, typhoon and other like extreme weather, earthquake, lightning, explosion, riots, disturbance, civil commotion, epidemics, embargoes, quotas, shortage of inventory due to crop failure, shortage of labor, delays in transportation, or government action, including but not limited to price controls, currency controls or detention of goods by authorities (“Force Majeure”); provided, however, that the parties shall perform their obligations to the maximum extent and as soon as reasonably practicable.

10.	Miscellaneous.

a.
The indemnification, hold harmless and defense against claims provisions in this Agreement (including the provisions of Sections 5 and 8) shall survive the expiration, rescission or termination of this Agreement.

b.
This Agreement does not constitute either party an agent or employee of the other.  Their relationship shall be that of independent contractors, and neither shall have any authority to bind the other by reason of this Agreement.

c.
If for any reason any provision of this Agreement shall be deemed by any court, governmental agency, body or tribunal of competent jurisdiction to be legally invalid or unenforceable in any jurisdiction to which it applies, the validity of the remainder of the Agreement shall not be affected and such provision shall be deemed modified to the minimum extent necessary to make such provision consistent with applicable law, and, in its modified form, such provision shall then be enforceable and enforced.

d.	The parties’ obligations under this Agreement shall be binding upon, and the parties’ rights under this Agreement shall inure to the benefit of, their respective permitted successors and assigns.

e.
This Agreement, represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior arrangements, oral or written, on the same subject.  No term of this Agreement may be changed in any way except by a writing signed by both parties.

f.
The waiver by Supplier or Distributor of any breach or default, or series of breaches or defaults, of any term or condition herein contained shall not be deemed a waiver of any continuing or subsequent breach or default of the same term or any other term or condition of this Agreement.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

g.
This Agreement shall be for a term of seven (7) years from the date hereof and shall automatically be renewed for successive terms of seven (7) years unless either party provides notice of non-renewal at least 90 days prior to the end of the then current seven (7) year term, which would result in the Agreement being terminated effective as of the end of the then current seven (7) year term provided that in the event of notice of nonrenewal by Supplier, Supplier pays to Distributor prior to the expiration date the amount set forth in Section 6.e. above.   This Agreement may also be earlier terminated only as expressly provided in this Agreement.

h.
This Agreement shall be construed, enforced and governed by the laws of the State of New York without regard to principles of conflict or choice of laws.  Any action or proceeding arising out of or in connection with this Agreement shall be heard in a federal or state court of appropriate subject matter jurisdiction located in County and State of New York, and the parties hereby agree to exclusive venue in, and consent to the personal jurisdiction of, such courts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day first above written.

DISTRIBUTOR:		SUPPLIER:

By:	/s/ J. H.	By:	/s/ Ronald D Wilson
Its (Title): Vice-President		Its (Title): Pres. and CEO

Date: 7/16/2009		Date: 7/15/2009

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT “A”

Trademarks

“SKINNY WATER”

Initials-Supplier:	Initials-Distributor:

/s/ RDW	/s/ JH

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT “B”

Products

Skinny Water Lemonade Passionfruit Total V
16oz Bottle	1 82026 00027 8
12 Pack Single 16oz Bottles	1 82026 00056 8

Skinny Water Raspberry Pomegranate Crave Control
16oz Bottle	1 82026 00033 9
12 Pack Single 16oz Bottles	1 82026 00057 5

Skinny Water Goji Fruit Punch Shape
16oz Bottle	1 82026 00042 1
12 Pack Single 16oz Bottles	1 82026 00058 2

Skinny Water Acai Grape BlueBerry Hi-Energy
16oz Bottle	1 82026 00048 3
12 Pack Single 16oz Bottles	1 82026 00048 3

Skinny Water Peach Mango Mandarin XXX-Detox
16oz Bottle	1 82026 00030 8
12 Pack Single 16oz Bottles	1 82026 00060 5

Skinny Water Orange Cranberry Tangerine Wake Up
16oz Bottle	1 82026 00061 2
12 Pack Single 16oz Bottles	1 82026 00063 6

Initials-Supplier:	Initials-Distributor:

/s/ RDW	/s/ JH

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT “C”

TERRITORY DESCRIPTION

State	Counties

New York	Nassau

Suffolk

New York

Bronx

Kings

Queens

Richmond

Westchester

New Jersey	Bergen

Hudson

Essex

Passaic

Initials-Supplier:	Initials-Distributor:

/s/ RDW	/s/ JH

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT “D”
INITIAL ANNUAL MARKETING PLAN

1.
Temporary [***]shall be mutually agreed upon by Supplier and Distributor.  With respect to any “10 for $10” ads, each party will be responsible for [***].  With respect to any “10 for $10” ads beyond the [***] Supplier will [***].  If the price to a [***].

For example, and without limitation, assuming a “10 for $10” ad will result in a [***] to the chain customer (from an [***]), each party will bear $[***].  For all “10 for $10” ads after [***], Supplier will [***], bringing Supplier’s support to $[***].  If the price to a [***], Supplier will [***].

2.	Free case offers (e.g., ‘Buy 5 Get 1 Free’), shall be mutually agreed upon by Supplier and Distributor. Each party will cover [***].

For example, assuming a 12-pack case price of [***] and Supplier and Distributor agree to offer Buy 5 get 1 Free, Supplier and Distributor shall each cover [***].  All funding by Supplier will be based on a [***]to the customer; provided that such suggested retail price [***]from Supplier to Distributor.

3.	Point-of-Sale materials (e.g., sales sheets, rail strips, static clings, shelf danglers, and the like) that are provided by Supplier will be paid at 100% by Supplier.

4.	Supplier shall pay [***].

5.	Supplier will pay [***] of the cost of free cases utilized for mutually agreed upon sales drives during the [***] days of the term for non-chain accounts.

Initials-Supplier:	Initials-Distributor:

/s/ RDW	/s/ JH

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]